Exhibit 99.1

For immediate release	For More Information: J. Bruce Hildebrand, Executive Vice President 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

THIRD QUARTER EARNINGS RESULTS

ABILENE, Texas, October 22, 2015 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the third quarter of 2015 of $25.89 million, up 10.48 percent when compared with earnings of $23.43 million in the same quarter a year ago. Basic earnings per share were $0.40 for the third quarter of 2015 compared with $0.37 in the same quarter a year ago.

All amounts for the third quarter and nine months ended September 30, 2015, include the results of the asset purchase of 4Trust Mortgage, Inc. on May 31, 2015, and the acquisition of First Bank, N.A., Conroe, Texas, on July 31, 2015. As of the acquisition date, First Bank had total gross loans of $252.46 million and total deposits of $356.75 million.

Net interest income for the third quarter of 2015 increased 14.75 percent to $56.10 million compared with $48.89 million in the same quarter of 2014. The net interest margin, on a taxable equivalent basis, was 4.13 percent for the third quarter of 2015 compared to 4.07 percent in the second quarter of 2015 and 4.18 percent in the third quarter of 2014. Included in interest income for the third quarter of 2015 was $657 thousand, or four basis points in net interest margin, related to discount accretion from fair value accounting related to the Conroe and Orange acquisitions.

The provision for loan losses was $2.66 million in the third quarter of 2015 compared with $1.55 million in the second quarter of 2015 and $896 thousand in the third quarter of 2014. The continued provision for loan losses in 2015 and 2014 reflects the overall growth in loans and continued levels of nonperforming and classified assets, including those related to the oil and gas industry. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.69 percent at September 30, 2015, compared with 0.61 percent at June 30, 2015, and 0.83 percent at September 30, 2014. Classified loans totaled $112.12 million at September 30, 2015, compared to $95.77 million at June 30, 2015, and $81.39 million at September 30, 2014. The increase in classifieds at September 30, 2015, was primarily due to the Conroe acquisition, which included $11.30 million in classified loans.

Noninterest income increased 18.02 percent in the third quarter of 2015 to $20.45 million compared with $17.32 million in the same quarter a year ago. Trust fees increased to $4.82 million in the third quarter of 2015 compared with $4.77 million in the same quarter last year, due to continued growth in the fair value of Trust assets managed to $3.83 billion from $3.66 billion a year ago. This growth offset a $248 thousand decline in Trust oil and gas fee income in the third quarter of 2015 compared to the same quarter a year ago. ATM, interchange and credit card fees increased 13.76 percent to $5.79 million compared with $5.09 million in the same quarter last year due to continued growth in net new accounts and debit cards. Real estate mortgage fees increased 79.99 percent in the third quarter of 2015 to $3.74 million compared with $2.08 million in the same quarter a year ago, primarily resulting from a stronger mortgage market and the asset purchase of 4Trust Mortgage, Inc.

Noninterest expense for the third quarter of 2015 totaled $39.97 million compared to $34.04 million in the third quarter of 2014. The Company’s efficiency ratio in the third quarter of 2015 was 48.44 percent compared with 47.93 percent in the same quarter last year. The increase in noninterest expense in the third quarter of 2015 was primarily a result of an increase in salary and employee benefit costs to $21.65 million compared to $17.95 million in the same quarter a year ago, primarily driven by the addition of employees in compliance-related areas, the addition of 4Trust Mortgage Inc. and First Bank employees and annual pay increases. Also included in noninterest expense in the third quarter of 2015 were technology contract termination and conversion related costs totaling $1.14 million related to the First Bank acquisition.

For the nine months ended September 30, 2015, net income increased 12.27 percent to $75.19 million from $66.97 million a year ago. Basic earnings per share rose to $1.16 from $1.05 in the same period last year. Net interest income increased 10.58 percent to $159.53 million for the nine months ended September 30, 2015 from $144.28 million in the same period a year ago. The provision for loan losses totaled $5.51 million compared with $3.71 million in the same period a year ago. Noninterest income was $54.15 million for the first nine months 2015 compared with $49.60 million in the same period a year ago. Noninterest expense rose to $109.12 million compared with $101.49 million during the same period a year ago.

As of September 30, 2015, consolidated assets for the Company totaled $6.47 billion compared with $5.58 billion a year ago. Loans grew to $3.29 billion at quarter-end compared with loans of $2.84 billion a year ago. Deposits totaled $5.10 billion at September 30, 2015, compared to $4.46 billion a year ago. Shareholders’ equity rose to $792.03 million as of September 30, 2015, compared with $658.77 million in the prior year.

“We are pleased with the earnings performance this quarter, especially in light of the additional expenses incurred to complete our acquisition of First Bank,” said F. Scott Dueser, Chairman, President and CEO. “We continue to see growth in loans and earnings, and the recent acquisition of First Bank and asset purchase of 4Trust Mortgage, Inc. have contributed nicely to the bottom line. In light of the current depressed oil and gas prices, we continue to closely monitor our oil and gas industry exposure, which has declined slightly to 2.8% of gross loans and remains consistent with the 2014 year-end balances.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates 13 banking regions with 70 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2015			2014
ASSETS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Cash and due from banks	$133,340	$149,524	$142,233	$190,387	$149,957
Interest-bearing deposits in banks	4,268	18,179	18,275	54,324	83,994
Interest-bearing time deposits in banks	4,491	5,456	9,170	17,002	19,234
Fed funds sold	2,790	5,720	5,460	8,760	4,785
Investment securities	2,737,639	2,729,408	2,689,640	2,416,297	2,254,316
Loans	3,288,422	2,967,768	2,938,707	2,937,991	2,839,696
Allowance for loan losses	(40,420)	(38,999)	(37,828)	(36,824)	(36,388)

Net loans	3,248,002	2,928,769	2,900,879	2,901,167	2,803,308
Premises and equipment	116,803	104,495	104,358	103,000	101,437
Goodwill	139,655	96,632	94,882	94,882	94,882
Other intangible assets	4,641	2,407	2,310	2,477	2,547
Other assets	76,016	74,646	58,165	59,906	61,351

Total assets	$6,467,645	$6,115,236	$6,025,372	$5,848,202	$5,575,811

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,720,383	$1,574,745	$1,600,807	$1,570,330	$1,505,847
Interest-bearing deposits	3,376,900	3,152,674	3,236,200	3,179,925	2,958,517

Total deposits	5,097,283	4,727,419	4,837,007	4,750,255	4,464,364
Short-term borrowings	500,903	621,155	401,898	367,110	341,909
Other liabilities	77,425	65,469	80,219	49,300	110,773
Shareholders’ equity	792,034	701,193	706,248	681,537	658,765

Total liabilities and shareholders’ equity	$6,467,645	$6,115,236	$6,025,372	$5,848,202	$5,575,811

	Quarter Ended
	2015			2014
INCOME STATEMENTS	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Interest income	$57,163	$53,344	$52,069	$51,121	$49,955
Interest expense	1,065	1,008	970	1,039	1,069

Net interest income	56,098	52,336	51,099	50,082	48,886
Provision for loan losses	2,664	1,554	1,290	755	896

Net interest income after provision for loan losses	53,434	50,782	49,809	49,327	47,990
Noninterest income	20,446	17,809	15,897	17,023	17,324
Noninterest expense	39,973	35,204	33,943	36,435	34,040

Net income before income taxes	33,907	33,387	31,763	29,915	31,274
Income tax expense	8,021	8,080	7,766	7,328	7,843

Net income	$25,886	$25,307	$23,997	$22,587	$23,431

PER COMMON SHARE DATA
Net income—basic	$0.40	$0.39	$0.37	$0.35	$0.37
Net income—diluted	0.40	0.39	0.37	0.35	0.36
Cash dividends declared	0.16	0.16	0.14	0.14	0.14
Book Value	12.01	10.93	11.01	10.63	10.28
Market Value	$31.78	$34.64	$27.64	$29.88	$27.79
Shares outstanding—end of period	65,942,155	64,156,302	64,142,812	64,089,921	64,065,828
Average outstanding shares—basic	65,335,457	64,148,356	64,122,965	64,075,334	64,059,675
Average outstanding shares—diluted	65,501,697	64,354,720	64,298,896	64,316,815	64,304,985

PERFORMANCE RATIOS
Return on average assets	1.61%	1.67%	1.64%	1.57%	1.71%
Return on average equity	13.63	14.38	14.00	13.34	14.27
Net interest margin (tax equivalent)	4.13	4.07	4.11	4.08	4.18
Efficiency ratio	48.44	46.46	47.01	50.58	47.93

	Nine Months Ended Sept. 30,
INCOME STATEMENTS	2015	2014
Interest income	$162,576	$147,418
Interest expense	3,042	3,143

Net interest income	159,534	144,275
Provision for loan losses	5,508	3,710

Net interest income after provision for loan losses	154,026	140,565
Noninterest income	54,152	49,601
Noninterest expense	109,122	101,489

Net income before income taxes	99,056	88,677
Income tax expense	23,867	21,705

Net income	$75,189	$66,972

PER COMMON SHARE DATA
Net income—basic	$1.16	$1.05
Net income—diluted	1.16	1.04
Cash dividends declared	0.46	0.41
Book Value	12.01	10.28
Market Value	$31.78	$27.79
Shares outstanding—end of period	65,942,155	64,065,828
Average outstanding shares—basic	64,540,034	64,038,526
Average outstanding shares—diluted	64,736,155	64,302,615

PERFORMANCE RATIOS
Return on average assets	1.64%	1.68%
Return on average equity	13.99	14.24
Net interest margin (tax equivalent)	4.10	4.25
Efficiency ratio	47.34	48.78

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2015			2014
ALLOWANCE FOR LOAN LOSSES	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Balance at beginning of period	$38,999	$37,828	$36,824	$36,388	$35,892
Loans charged off	(1,477)	(943)	(509)	(670)	(614)
Loan recoveries	234	560	223	351	214

Net recoveries (charge-offs)	(1,243)	(383)	(286)	(319)	(400)
Provision for loan losses	2,664	1,554	1,290	755	896

Balance at end of period	$40,420	$38,999	$37,828	$36,824	$36,388

Allowance for loan losses / period-end loans	1.23%	1.31%	1.29%	1.25%	1.28%
Allowance for loan losses / nonperforming loans	183.39	228.20	196.04	178.06	162.77
Net charge-offs / average loans (annualized)	0.16	0.05	0.04	0.04	0.06

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$43,284	$47,409	$30,874	$19,453	$23,084
Substandard	68,772	48,317	46,775	53,388	58,219
Doubtful	62	43	99	141	87

Total classified loans	$112,118	$95,769	$77,748	$72,982	$81,390

NONPERFORMING ASSETS
Nonaccrual loans	$21,788	$16,854	$18,935	$20,195	$22,093
Accruing troubled debt restructured loans	204	172	177	226	—
Accruing loans 90 days past due	49	64	184	260	263

Total nonperforming loans	22,041	17,090	19,296	20,681	22,356
Foreclosed assets	701	1,045	1,081	1,035	1,273

Total nonperforming assets	$22,742	$18,135	$20,377	$21,716	$23,629

As a % of loans and foreclosed assets	0.69%	0.61%	0.69%	0.74%	0.83%
As a % of end of period total assets	0.35	0.30	0.34	0.37	0.42

CAPITAL RATIOS
Tier 1 risk-based	15.73%	16.25%	16.23%	16.05%	16.07%
Total risk-based	16.78	17.36	17.35	17.16	17.20
Tier 1 leverage	9.96	9.84	9.85	9.89	10.10
Equity to assets	12.25	11.47	11.72	11.65	11.81

	Quarter Ended
	2015			2014
NONINTEREST INCOME	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
Trust fees	$4,818	$4,740	$4,731	$4,869	$4,772
Service charges on deposits	4,653	4,021	3,768	4,287	4,402
ATM, interchange and credit card fees	5,794	5,445	4,969	5,137	5,093
Real estate mortgage fees	3,742	2,098	1,482	1,601	2,079
Net gain (loss) on sale of available-for-sale securities	136	239	5	—	1
Net gain (loss) on sale of foreclosed assets	28	(49)	30	100	305
Net gain (loss) on sale of assets	(11)	(4)	5	(6)	(31)
Other noninterest income	1,286	1,319	907	1,035	703

Total noninterest income	$20,446	$17,809	$15,897	$17,023	$17,324

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$20,007	$17,865	$17,023	$16,302	$16,354
Profit sharing expense	1,641	1,308	1,242	1,516	1,596
Loss from partial settlement of pension plan	—	—	—	2,909	—
Net occupancy expense	3,050	2,394	2,197	2,296	2,297
Equipment expense	3,114	2,992	2,899	2,695	2,758
FDIC insurance premiums	819	749	748	689	693
ATM, interchange and credit card expenses	1,509	1,609	1,725	1,875	1,819
Legal, tax and professional fees	1,497	1,701	1,697	1,363	1,463
Audit fees	444	372	381	279	403
Printing, stationery and supplies	594	471	596	676	632
Amortization of intangible assets	200	72	90	64	62
Advertising and public relations	1,564	1,484	1,353	1,515	1,591
Correspondent bank service charges	238	225	222	222	222
Other noninterest expense	5,296	3,962	3,770	4,034	4,150

Total noninterest expense	$39,973	$35,204	$33,943	$36,435	$34,040

TAX EQUIVALENT YIELD ADJUSTMENT	$5,984	$5,635	$5,213	$4,934	$4,814

	Nine Months Ended Sept. 30,
NONINTEREST INCOME	2015	2014
Trust fees	$14,289	$13,897
Service charges on deposits	12,442	12,623
ATM, interchange and credit card fees	16,209	14,291
Real estate mortgage fees	7,321	4,835
Net gain (loss) on sale of available-for-sale securities	380	(4)
Net gain (loss) on sale of foreclosed assets	10	804
Net gain (loss) on sale of assets	(11)	15
Other noninterest income	3,512	3,140

Total noninterest income	$54,152	$49,601

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$54,896	$48,830
Profit sharing expense	4,190	3,808
Net occupancy expense	7,640	6,804
Equipment expense	9,005	8,045
FDIC insurance premiums	2,316	2,035
ATM, interchange and credit card expenses	4,844	4,995
Legal, tax and professional fees	4,895	3,945
Audit fees	1,196	1,138
Printing, stationery and supplies	1,662	1,960
Amortization of intangible assets	362	210
Advertising and public relations	4,402	4,431
Correspondent bank service charges	686	666
Other noninterest expense	13,028	14,622

Total noninterest expense	$109,122	$101,489

TAX EQUIVALENT YIELD ADJUSTMENT	$16,831	$14,197

FIRST FINANCIAL BANKSHARES, INC. SELECTED FINANCIAL DATA (UNAUDITED) (In thousands)
	Three Months Ended Sept. 30, 2015			Three Months Ended June 30, 2015
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$8,334	$8	0.40%	$10,391	$10	0.37%
Interest-bearing deposits in nonaffiliated banks	42,083	33	0.31	34,633	40	0.47
Taxable securities	1,372,834	7,296	2.13	1,425,744	7,398	2.08
Tax exempt securities	1,376,119	16,021	4.66	1,294,809	15,108	4.67
Loans	3,161,229	39,789	4.99	2,954,502	36,423	4.94

Total interest-earning assets	5,960,599	$63,147	4.20%	5,720,079	$58,979	4.14%
Noninterest-earning assets	402,174			351,223

Total assets	$6,362,773			$6,071,302

Interest-bearing liabilities:
Deposits	$3,295,411	$932	0.11%	$3,177,999	$902	0.11%
Fed funds purchased and other short term borrowings	572,431	133	0.09	558,367	106	0.08

Total interest-bearing liabilities	3,867,842	$1,065	0.11%	3,736,366	$1,008	0.11%
Noninterest-bearing liabilities	1,741,319			1,628,847
Shareholders’ equity	753,612			706,089

Total liabilities and shareholders’ equity	$6,362,773			$6,071,302

Net interest income and margin (tax equivalent)		$62,082	4.13%		$57,971	4.07%

	Three Months Ended Mar. 31, 2015			Three Months Ended Dec. 31, 2014
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$6,767	$5	0.27%	$5,975	$4	0.30%
Interest-bearing deposits in nonaffiliated banks	89,798	75	0.34	118,244	110	0.37
Taxable securities	1,333,073	7,808	2.34	1,246,632	7,370	2.36
Tax exempt securities	1,191,772	13,973	4.69	1,091,723	13,078	4.79
Loans	2,931,805	35,420	4.90	2,889,951	35,492	4.87

Total interest-earning assets	5,553,215	$57,281	4.18%	5,352,525	$56,054	4.15%
Noninterest-earning assets	363,211			358,395

Total assets	$5,916,426			$5,710,920

Interest-bearing liabilities:
Deposits	$3,221,552	$927	0.12%	$3,043,612	$989	0.13%
Fed funds purchased and other short term borrowings	388,213	42	0.04	373,785	49	0.05

Total interest-bearing liabilities	3,609,765	$969	0.11%	3,417,397	$1,038	0.12%
Noninterest-bearing liabilities	1,611,430			1,621,819
Shareholders’ equity	695,231			671,704

Total liabilities and shareholders’ equity	$5,916,426			$5,710,920

Net interest income and margin (tax equivalent)		$56,312	4.11%		$55,016	4.08%

	Three Months Ended Sept. 30, 2014
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$10,619	$11	0.40%
Interest-bearing deposits in nonaffiliated banks	50,213	69	0.55
Taxable securities	1,166,248	6,856	2.35
Tax exempt securities	1,057,715	12,763	4.83
Loans	2,814,083	35,070	4.94

Total interest-earning assets	5,098,878	$54,769	4.26%
Noninterest-earning assets	348,369

Total assets	$5,447,247

Interest-bearing liabilities:
Deposits	$2,892,065	$999	0.14%
Fed funds purchased and other short term borrowings	384,768	70	0.07

Total interest-bearing liabilities	3,276,833	$1,069	0.13%
Noninterest-bearing liabilities	1,518,907
Shareholders’ equity	651,507

Total liabilities and shareholders’ equity	$5,447,247

Net interest income and margin (tax equivalent)		$53,700	4.18%

	Nine Months Ended Sept. 30, 2015			Nine Months Ended Sept. 30, 2014
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$8,503	$23	0.36%	$9,234	$27	0.39%
Interest-bearing deposits in nonaffiliated banks	55,330	148	0.36	49,304	229	0.62
Taxable securities	1,377,363	22,502	2.18	1,149,156	21,032	2.44
Tax exempt securities	1,288,242	45,102	4.67	1,029,661	37,580	4.87
Loans	3,016,686	111,632	4.95	2,750,983	102,747	4.99

Total interest-earning assets	5,746,124	$179,407	4.17%	4,988,338	$161,615	4.33%
Noninterest-earning assets	372,345			345,098

Total assets	$6,118,469			$5,333,436

Interest-bearing liabilities:
Deposits	$3,231,925	$2,761	0.11%	$2,859,269	$2,894	0.14%
Fed funds purchased and other short term borrowings	507,011	281	0.07	405,811	249	0.08

Total interest-bearing liabilities	3,738,936	$3,042	0.11%	3,265,080	$3,143	0.13%
Noninterest-bearing liabilities	1,661,008			1,439,382
Shareholders’ equity	718,525			628,974

Total liabilities and shareholders’ equity	$6,118,469			$5,333,436

Net interest income and margin (tax equivalent)		$176,365	4.10%		$158,472	4.25%